Exhibit 10.5

This AMENDMENT TO RIGHTS AGREEMENT (the “Amendment”) is entered into as of the 15th day of September, 2006, by and between iParty Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the”Rights Agent”).

WITNESSETH

WHEREAS, the Company and the Rights Agent did enter into that certain Rights Agreement dated as of November 9, 2001 (the “Rights Agreement”); and

WHEREAS, the parties now wish to amend the Rights Agreement to allow the Board of Directors of the Company to allow Rights (as such term is defined in the Rights Agreement) to be issued in respect of any securities of the Company which are approved by the Board of Directors, and by their express terms are granted Rights thereunder, and to make changes to the address of the Company and its legal counsel.

NOW, THEREFORE, in consideration of the premises and mutual agreements between the parties, and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions.  Capitalized terms not otherwise herein defined shall have the respective meanings ascribed thereto in the Rights Agreement.

Section 2.  Amendment to Section 3(c) of the Rights Agreement.   Section 3(c) of the Rights Agreement is hereby deleted in the entirety, and is replaced and substituted by the following new Section 3(c):

“(c)        Rights shall be issued in respect of all shares of Capital Stock that become outstanding, and in respect of any other securities of the Company which are approved by the Board of Directors, and by their express terms are granted Rights hereunder, after the Record Date but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date and, in certain circumstances provided in Section 22 hereof, may be issued in respect of shares of Capital Stock that become outstanding after the Distribution Date. Certificates for Capital Stock (including, without limitation, certificates issued upon original issuance, disposition from the Company’s treasury or transfer or exchange of Capital Stock) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date, or the Final Expiration Date (or, in certain circumstances as provided in Section 22 hereof, after the Distribution Date) shall have impressed, printed, written or stamped thereon or otherwise affixed thereto a legend in a form substantially as follows:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO THE SAME NUMBER OF RIGHTS (SUBJECT TO ADJUSTMENT) AS THE NUMBER OF SHARES OF CAPITAL

STOCK REPRESENTED BY THIS CERTIFICATE, SUCH RIGHTS BEING ON THE TERMS PROVIDED UNDER THE RIGHTS AGREEMENT BETWEEN iPARTY CORP. AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “RIGHTS AGENT”), DATED AS OF NOVEMBER 9, 2001, AS IT MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF iPARTY CORP. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS SHALL BE EVIDENCED BY SEPARATE CERTIFICATES AND SHALL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. iPARTY CORP. SHALL MAIL TO THE REGISTERED HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN SECTION 7(E) OF THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BE NULL AND VOID AND MAY NOT BE TRANSFERRED TO ANY PERSON.”

Section 3.  Amendment to Section 25 Notice Addresses.   Section 25 of the Rights Agreement is hereby amended by deleting in the entirety the addresses of the Company and its legal counsel set forth therein, and replacing and substituting therefor the following new names and addresses:

“iParty Corp.
270 Bridge Street, Suite 301
Dedham, MA 02132
Attention:  Chief Executive Officer

With a copy to:

Posternak Blankstein & Lund LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention:  Donald H. Siegel, P.C.”

Section 4.  Ratification and Approval.  The Rights Agreement, as amended by this Amendment, is hereby ratified and approved in the entirety.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and date first above written.

iPARTY CORP.	CONTINENTAL STOCK
TRANSFER & TRUST
COMPANY

/s/ PATRICK FARRELL	/s/ ROGER BERNHAMMER

By: Patrick Farrell	By: R. Bernhammer

Title: President & CFO	Title: Vice Pres.